SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 11, 1998
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                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              000-23447                            36-3915637
           (Commission File Number)      (IRS Employer Identification No.)

                       300 West Morgan Street, Suite 1200
                          Durham, North Carolina             27701
               (Address of principal executive offices)    (Zip Code)


                                 (919) 956-4800
              (Registrant's telephone number, including area code)







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Item 5.  Other Events.

         On June 11, 1998, Midway Airlines Corporation (the "Company") was notified by the National Mediation Board that the International Association of Machinists & Aerospace Workers, AFL-CIO has been authorized and designated to represent the Company's fleet service employees.

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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MIDWAY AIRLINES CORPORATION


                                             By: /s/ Jonathan S. Waller
                                                --------------------------------
Dated:  June 16, 1998                                Jonathan S. Waller
                                                     Senior Vice President

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